SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2015

Preferred Restaurant Brands, Inc.

(Exact name of Company as specified in its charter)

Florida	333-170662	80-0608195
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
c/o KCI Investments, LLC 4033 South Dean Martin Drive, Las Vegas, NV, 89103
(Address of principal executive offices)
Phone: (702) 834-7101
(Company’s Telephone Number) Dixie Foods International, Inc. (Former Name or Former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preferred Restaurant Brands, Inc.

Form 8-K

Current Report

Item 5.03 – AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

Effective April 21, 2015, Dixie Foods International, Inc., a Florida corporation, (the “Company”), with the approval of its board of directors and pursuant to a Certificate of Amendment (the “Certificate of Amendment”) previously filed with the Secretary of State of Florida, .has, among other things: (i) changed its name to “Preferred Restaurant Brands, Inc.” and (ii) changes its symbol to “PRBI”. The Name Change became effective with the Over-the-Counter Bulletin Board at the opening of trading on April 21, 2015. Our new CUSIP number is 740 391 107.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Preferred Restaurant Brands, Inc.

Date: April 22, 2015	By:	/s/ Kenneth Antos
Kenneth Antos
President, CEO